Exhibit 99.1

BEST ENERGY SERVICES, INC.

Growing Through Customer-Centric Strategies

BEST
ENERGY SERVICES, INC.

Presented to
Accredited Members
Conference
April 21, 2010

Certain statements contained in this presentation, which are not based on historical facts, are forward-
looking statements as the term is defined in the Private Securities Litigation Reform Act of 1995 and, as
such, are subject to substantial uncertainties and risks that may cause actual results to materially differ from projections. Although the Company believes that the expectations expressed herein are based on reasonable assumptions within the bounds of the Company’s knowledge of its businesses, operations, business plans, budgets and internal financial projections, there can be no assurance that actual results will not differ materially from the expectations expressed herein. Important factors currently known to management that could cause actual results to differ materially from those in forward-looking statements include the Company's ability to (i) properly execute its business model, (ii) raise additional capital to sustain its business model, (iii) attract and retain personnel, including highly qualified executives, management and operational personnel, (iv) negotiate favorable current debt and future capital raises,
(v) manage the inherent risks associated with operating a diversified business to achieve and maintain positive cash flow and net profitability, and (vi) get back into compliance, and remain in compliance, with its current senior secured credit facility with PNC Bank, N.A. as well as the other risks detailed from time to time in the SEC reports of Best Energy Services, Inc., including its annual report on Form 10-K/A for the transition period from February 1, 2008 to December 31, 2008 and its quarterly reports on Form 10-Q for the three months ended March 31, 2009, June 30, 2009 and September 30, 2009. In light of these risks and uncertainties, there can be no assurance that the forward-looking information contained in this presentation will, in fact, occur.  The forward-looking statements made herein speak only as of the date hereof and Best Energy disclaims any obligation to update these forward-looking statements.

OUR VISION:
We are building our business in two complementary directions:
 ▪ By continuing to provide a single point source for all our customer’s needs:
 ✓Superior Safety Record
 ✓Value Pricing in All Markets
 ✓A long history of Performance
 ✓And Soon - Capital.
 ▪ By expanding our area:
 ✓Using our Customer-Centric approach
 ✓Moving into other basins where legacy companies and
 their practices invite our competitive presence.

OUR VISION:

OUR HISTORY:
▪ Q1 2008 -- Formed with Three Acquisitions
 ✓Best Well Services (established in 1991)
 ✓Bob Beeman Drilling
 ✓Certain Housing Accommodation assets
▪Q4 2008 -- Board Mandated Management Changes
 ✓Anticipated significant commodity price and
 activity decline
 ✓Discontinued rig redeployment model
 ✓Cut annual G&A from $ 5.4MM to $960K
 ✓Implemented new profit models, to gauge business
 unit viability
▪Q4 2009 -- Discontinued Drilling and Housing business units
▪Q1 2010 -- Established Customer-Centric Growth Model

Our Leadership: Accomplished & Respected
Mark Harrington, Chairman and CEO
•Founding board member; Appointed CEO December 2008
•30 years experience - Oil & Gas Exploration, Development and
Finance
•Prior Chairman/President - Seven, Energy and Private Equity
Companies
•Featured on CNBC, Canada AM, Dow Jones News & Bloomberg
Eugene Allen, President and COO
• A second generation oilman with 4o years hand-on experience in the oil and gas industry.
• 16 Years at Best Well Services.
•Prior Experience: Pool Well Service, Pride Petroleum and KMA
Well Service
•Executing the operations of BWS and orderly liquidation of non-
strategic assets from discontinued business units.

Our Platform

Current Operations: Hugoton Basin
Rife with Opportunity
 ➢ 24 Trillion Cubic Feet Produced since 1930
 ➢ 12 Trillion Cubic Feet Remaining to be Produced
 ➢ 12,000+ Active Wells in the Basin
 ➢ 50+ Active Operators

Our Strengths Define Who We Are
➢ Longevity - BWS established in 1991
➢ Sustainability - Grew steadily from 1 rig to 25 rigs
➢ Reputation - A coveted book of business
➢ Customer Centric - A history of value pricing and service to our customers
➢ Management - Significant depth of management and
continuity of key employees

Why Our Customers Choose Best
➢“Safety First”
 • An Exceptional Safety Record - well over a year, with no lost time due to a safety incident
 • Rank at the highest level among our customer’s providers
➢ Value Pricing- always Fair and Competitive
 •Market Peak: BWS $240/hour Competitors $360/hour
 •Today’s Pricing: BWS $210/hour Competitors $240/hour
➢ Reputation and Performance
 • Continuity in our Crews- Historical turnover <5%, industry norm >40%
 • Superior Depth of Knowledge and Experience- Faster execution times for our customers
➢ Soon to Come: A delivery mechanism for our customers’ greatest need- Capital.

BEST ENERGY SERVICES, INC.

Third Quarter 2008

Best 38%
Key 38%
Others 24%

First Quarter 2010

Best 80%
Others 20%

The Results : Success in Growth Market Share
Our Customers Include:
Anadarko	Dominion	Linn Energy	Oxy USA
Arena	Ellora Energy	Marlin Oil	Pioneer
Bengalia L&C	Enervest	Merit Energy	Pride Energy
Cleary	EOG	Midwestern	Samson
Devon	Kaiser-Francis	Noble	XTO

Building on Our Platform
 •Hugoton Basin Financing Partners
 •Basin-Specific Scaling

Hugoton Basin Financing Partners:
A Compelling Financing Option for Our Customers
 ➢ Shut-in wells Financially Damage the Customer
 •No cash flow to support area G&A
 •Reduces Borrowing Base through Absent Cash Flow and Degradation of
 Reserve Category
 ➢ HBFP allows Customers to Focus Capital Allocations on Highest Impact
 Areas:
 •Gulf of Mexico
 •Shale plays
 •International
 ➢ Earn-In structure is Bank Friendly for the Customer
 •No bank capital required
 •No sub or senior debt taken-on
 •No inter-creditor agreements
 •Not a sale of a liened property
 •Enhances Credit Quality by increasing Operators cash flow
 ➢ Customer Retains Operations and Cash Flows to Support Regional G&A

Institutional
Investor
$5 Million
Commitment
Hugoton Basin
Financing Partners
Best’s
Customers
Rejuvenated Wells
Preferred Cash
Recoupment +
Premium
$ For
Rejuvenation
BEST
Work Contract
Payment for
Services
Share in
Fund’s
Production
Warrants
Negotiated
Back- in APO
Cash Flow
100% Cash Flow
After HBFP Payback
HBFP: A First Of Its Kind Financing Product
 Created by a Former Customer - - Best’s CEO

HBFP Has Connected the Dots
 ➢ Operators Gain Access to Much Needed Capital
 •Unavailable from Corporate Allocation
 •Unavailable from Lenders/Capital Markets
 ➢ Institutional Investor Gains High Quality and Closable
 Deal Flow
 •Earn-in Structure Obviates Disconnect in Buyer/
 Seller Expectations
 •Best’s leading position in the Hugoton makes us the
 Preeminent Intelligence Network for Accessing
 Candidates

Basin-Specific Scaling: What We Look For
 — Low per unit F & D costs
 — Rising activity level
 — Connective Customer Entrée
 — Competitor pricing invites our Presence

Report Card on First Target:
 South Texas Eagle Ford Shale
✓ Low F & D Costs - Economics Maintained to $3/Mcf gas
IRR on Type Well - - Varied Natural Gas Pricing ($/Mcf)
Shale Play	$3.00/Mcf	$4.00/Mcf	$5.00/Mcf
Eagle Ford Shale	25-35%	45-60%	65-90%
Barnett Shale	0%	0-10%	5-15%
Fayetteville	5%	15%	25%
Haynesville	9%	28%	51%
Marcellus	18%	35%	54%
Source: various trade publications and company data

Report Card on First Target:
South Texas Eagle Ford Shale
 ✓ Rising Activity Level - Permits up 40% over 2009
 ✓ Connective Customer Entrée - Long-standing
 Hugoton Basin Customers hold 500,000+acres in
 the play
 ✓ Competitor Pricing Invites our Entry - Their prices
 are at a 30% premium to Best

Financial Considerations
•Scaling Revenue
•Deleveraging
•Financial Performance Drivers
•Rig Count Break Points
•Annualized Upside Scenarios
•Share Capitalization
•Investment Consideration

Scaling Revenue - - A Work in Progress
➢ STEP ONE: Capture Existing Market Share (Initiated Q1 2009)
 •Accomplished
 ✓Now at 80%+ vs. 38% in 2008
➢ STEP TWO: Capture New Projects (Secured Q4 2009)
 •Accomplished
 ✓Awarded coveted 6 rig contract from major oil company
 ✓Credited to safety record and historical performance for customer
➢ STEP THREE: Game-changing revenue creation model (Q1 2010)
 •Hugoton Basin Financing Partners
 ✓Market Potential-- $20MM+ annually
 ✓Marries proprietary financial product to asset base
 • Redeploy/Add/Scale into other Basins
 ✓Value Pricing model= Pricing Power
 ✓ Customer Connectivity

Deleveraging
➢Term Debt level is too high at $16.8 million
➢Though terms are favorable
 •LIBOR +4%
 •Amortizes $1.5mm over next 12 months
➢Non-Dilutive Solutions:
 • Sale of equipment from discontinued operations
 • Target $4MM in next 120 days
 • $1.2MM sold to date
 • Periodic Sales of “Production Tails” from HBFP
 • Ramp-up in free cash flows

Financial Drivers
➢ Operating and Overhead Expense Containment Completed
 •G&A to remain <$1mm/year
 •Very nominal increase to indirect costs
➢Three Revenue Drivers For 2010-2012
 •Market Conditions in Hugoton
 o Natural gas prices at wellhead
 o Capital Allocations by customers
 o Potential impact from HBFP product
 •Scaling of HBFP
 o Rig activity in Hugoton
 o Rig activities in other basins
 o Bundled services
 •Expansions into other Basins
 o Customers welcome value-pricing, reputation and
 performance

Rig Count Break Points:
•Positive EBITDA 10 Rigs
•1:1 coverage on debt service - 15 Rigs
•Annual  EBITDA $3.2MM+ - 20 Rigs
•Annual EBITDA $5.0MM+ - 25Rigs
•Annual EBITDA $8.5MM+ - 35 Rigs
Note:
•12 Rigs running as of April 2010
•Figures exclude added revenues from HBFP

Annualized Upside Scenarios
	20-Rig Case	25-Rig Case	35-Rig Case
Revenue	$ 11,900	$ 15,600	$ 23,000
Expenses (Direct and Indirect)	$ 7,740	$ 9,640	$ 13,570
Operating Income	$ 4,160	$ 5,960	$ 9,430
Corporate G&A	$ 960	$ 960	$ 960
EBITDA	$ 3,200	$ 5,000	$ 8,470
Interest (Cash & Non-Cash)	$ 1,076	$ 1,076	$ 1,076
Depreciation	$ 1,724	$ 1,724	$ 2,224
Net Income	$ 400	$ 2,200	$ 5,170

Share Capitalization: Treasury Method Dilution
As of 4/1/2010*
Current shares issued	35,544,409
Undiluted shares after offering	35,544,409
Total dilution at $0.25	56,780,184
Total dilution at $0.50	70,730,084
Total dilution at $0.75	75,546,724
Fully diluted	89,505,877

*post equity offering

Investment Considerations
➢Successful Turn-around Executed by New Management
 • G&A reduced from $5.4MM in 2008 to less than $960,000
 • Discontinued 3 of 4 unprofitable lines of business
 • EBITDA positive beginning Q1 2010
➢Sound Fundamentals in Hugoton Basin
 • Largest conventional natural gas basin in U.S.
 • 12,000+ active wells
 • 12 TCF of gas left to be produced
➢Excellent Business Platform in Workover Services
 • 50%+ gross margins
 • Unblemished 19 year reputation
 • Strong continuity of management
 • Low employee turnover <5% vs industry norm of 45%
 • First in class safety record
 • History of value pricing to customers—up markets and down

➢ Doubled Market Share in Core Business In Down
 Market
 • 80% share vs. 35% two years ago
 • Demonstrated reputational and pricing prowess of BWS
 • Coveted Book of Business Expanding
➢ A “Customer-Centric” Approach
 • Safety first
 • Value pricing
 • Performance and reputation
 • Soon to come—capital delivery to the customers

➢ Two Potentially Significant Growth Engines
 • Hugoton Basin Financing Partners
 o First of its kind financing
 o Connects the Dots between Customer Capital Needs and
 Financing
 o Customer friendly and customer fair
 • Basin- Specific Scaling
 o Value pricing = pricing power
 o Active growth in shale gas in target basin

➢ Significant Upside on Execution
 — Positive EBITDA at 10 rig count
 — Positive net income at 20 rig count
 — Potential on successful HBFP execution
 — Scalability of HBFP to other basins
 — Potential deployment in Eagle Ford Basin
➢ A Firmly Committed Management Team
 — CEO signed on to 3 year contract
 — Interests fully aligned with shareholders
 — Significant option positions for ALL key employees
 — 2/3 of options vest only on hitting $5MM EBITDA-- full 25 rig deployment for 1 year

Corporate Headquarters
5433 Westheimer Avenue, Suite 825
Houston, Texas 77056
Phone: 713-933-2600